                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               ECB Bancorp, Inc.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                               ECB BANCORP, INC.
                              Post Office Box 337
                        Engelhard, North Carolina 27824

                 ---------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                 ---------------------------------------------

   The Annual Meeting of Shareholders of ECB Bancorp, Inc. ("Bancorp") will be held at 11:00 a.m. on Wednesday, April 18, 2001, at the Washington Civic Center located at 110 North Gladden Street, Washington, North Carolina.

   The purposes of the meeting are:

  1. Election of Directors. To elect three directors of Bancorp for terms of three years or until their respective successors are duly elected and qualified;

  2. Ratification of Appointment of Independent Accountants. To consider a proposal to ratify the appointment of KPMG LLP as Bancorp's independent accountants for 2001; and,

  3. Other Business. To transact any other business that may be properly presented for action at the Annual Meeting.

   You are invited to attend the Annual Meeting in person. However, even if you plan to attend, you are requested to complete, sign and date the enclosed appointment of proxy and return it promptly in the accompanying envelope to ensure that a quorum is present at the Annual Meeting. Signing an appointment of proxy will not affect your right to revoke it and to attend the Annual Meeting and vote in person.

                                          By Order of the Board of Directors
                                          /s/ Arthur H. Keeney III
                                          Arthur H. Keeney III
                                          President and Chief Executive
                                          Officer

March 20, 2001

                               ECB BANCORP, INC.
                              Post Office Box 337
                        Engelhard, North Carolina 27824

                               -----------------
                                PROXY STATEMENT
                               -----------------

                         ANNUAL MEETING OF SHAREHOLDERS

General

   This Proxy Statement is being furnished to shareholders of ECB Bancorp, Inc. ("Bancorp") in connection with the solicitation by Bancorp's Board of Directors of appointments of proxy in the enclosed form for use at the Annual Meeting of Bancorp's shareholders (the "Annual Meeting") and at any adjournments of the meeting. The Annual Meeting will be held at the Washington Civic Center located at 110 North Gladden Street, Washington, North Carolina, at 11:00 a.m. on Wednesday, April 18, 2001. This Proxy Statement is being mailed to Bancorp's shareholders on or about March 20, 2001.

Appointment and Voting of Proxies

   A form of "appointment of proxy" is included with this Proxy Statement which names Arthur H. Keeney III, J. Dorson White, Jr., and Gary M. Adams (the "Proxies") to act as proxies and represent shareholders at the Annual Meeting. The Board of Directors requests that shareholders sign and date an appointment of proxy and return it to Bancorp in the enclosed envelope.

   Shares of Bancorp's common stock held of record by a shareholder who correctly executes an appointment of proxy and returns it to Bancorp before the Annual Meeting will be voted by the Proxies according to the shareholder's directions. If no directions are given by the shareholder in the appointment of proxy, then those shares will be voted by the Proxies "FOR" the election of each of the three nominees for director named in Proposal 1 below and "FOR" Proposal 2. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unable or unwilling to serve as a director for any reason, the Proxies will have the discretion to vote for a substitute nominee named by the Board of Directors. The Board of Directors is not aware of any other business that will be brought before the Annual Meeting but, if any other matter is properly presented for action by shareholders, the Proxies will be authorized to vote shares represented by appointments of proxy according to their best judgment.

   Bancorp will pay all costs of this solicitation of appointments of proxy for the Annual Meeting, including the costs of preparing and mailing this Proxy Statement. In addition to solicitation by mail, appointments of proxy may be solicited in person or by telephone by officers, employees and directors of Bancorp and its subsidiary, The East Carolina Bank (the "Bank"), without additional compensation.

Revocation of Appointment of Proxy

   A shareholder who executes an appointment of proxy may revoke it at any time before the voting takes place at the Annual Meeting by filing with Bancorp's Secretary either a written instrument revoking it or an executed appointment of proxy dated as of a later date, or by attending the Annual Meeting and announcing an intention to vote in person.

Record Date

   Bancorp's Board of Directors has set the close of business on March 8, 2001, as the record date (the "Record Date") for determining which shareholders are entitled to receive notice of and to vote at the Annual Meeting. A person must be a shareholder of record on the Record Date in order to be eligible to vote at the Annual Meeting.

Voting Securities

   Bancorp's voting securities are the outstanding shares of its common stock, par value $3.50 per share (the "Common Stock"), of which 2,067,623 shares were outstanding on the Record Date. At the Annual Meeting, a shareholder may cast one vote for each share held of record on the Record Date on each director to be elected and on each other matter voted on by shareholders.

Voting Procedures; Votes Required for Approval

   In the election of directors, the three nominees receiving the highest numbers of votes will be elected. For Proposal 2 to be approved, the number of votes cast in person and by proxy at the Annual Meeting in favor of the proposal must exceed the number of votes cast against it. Abstentions and broker non-votes will have no effect in the voting for directors or on Proposal
2. Shareholders may not vote cumulatively in the election of directors.

Beneficial Ownership of Securities

   Principal Shareholder. The following table lists the only beneficial owner of more than 5% of the outstanding shares of Common Stock as of the Record Date that was known to management of Bancorp.

   Name and address                              Amount and nature of   Percent
   of beneficial owner                           beneficial ownership  of class
   -------------------                           --------------------- ---------
   Estate of C. Gilbert Gibbs...................        405,861          19.63%
   Engelhard, NC

   Management. The following table describes the beneficial ownership of Bancorp's Common Stock as of the Record Date by its current directors, nominees for election as directors, and Chief Executive Officer, individually, and by all current directors and executive officers as a group.

                                             Amount and nature of     Percent
   Name of beneficial owner                 beneficial ownership(1) of class(1)
   ------------------------                 ----------------------- -----------
   George T. Davis, Jr.....................          22,044(2)         1.06%
   Gregory C. Gibbs........................           5,878(2)          .28%
   John F. Hughes, Jr......................           2,200             .11%
   Arthur H. Keeney III....................          10,189(2)(3)       .49%
   J. Bryant Kittrell III..................           6,300(2)          .30%
   Joseph T. Lamb, Jr. ....................          24,208(2)         1.16%
   B. Martelle Marshall....................           3,267(2)          .16%
   Robert L. Mitchell......................           2,526(2)          .12%
   R. S. Spencer, Jr.......................          68,063(2)         3.29%
   Ray M. Spencer..........................           7,923             .38%
   All current directors and executive
    officers as a group (13 persons).......         163,157(2)(3)      7.88%

--------
(1) Except as otherwise noted, the individuals named and included in the group exercise sole voting and investment power with respect to all shares shown as beneficially owned. Percentages are calculated based on 2,067,623 total outstanding shares plus, in the case of each named individual and the group, the number of additional shares (if any) that could be purchased by that individual or by persons included in the group pursuant to currently exercisable stock options.

(2) Includes the following numbers of shares with respect to which the individuals named and included in the group have shared voting and investment power: George T. Davis, Jr.--6,993 shares; Gregory C. Gibbs-- 1,078 shares; J. Bryant Kittrell III--900 shares; Joseph T. Lamb, Jr.-- 11,140 shares; B. Martelle Marshall--891 shares; Robert L. Mitchell--1,191 shares; R. S. Spencer, Jr.--29,164 shares; and all current directors and executive officers as a group--126,454 shares.

(3) Certain individuals named and included in the group exercise sole voting power only with respect to the following numbers of shares representing unvested restricted stock awards pursuant to Bancorp's Omnibus Stock Ownership and Long Term Incentive Plan: Arthur H. Keeney III--4,515 shares; and all persons included in the group--9,342 shares. Also includes the following shares that could be acquired by certain individuals named and included in the group pursuant to currently exercisable stock options and with respect to which shares each such person may be deemed to have sole investment power only: Arthur H. Keeney III--1,474 shares; and all persons included in the group--2,948 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

   Bancorp's directors and executive officers are required by federal law to file reports with the Securities and Exchange Commission regarding the amount of and changes in their beneficial ownership of Bancorp's Common Stock. Based on its review of copies of those reports, Bancorp's proxy statement each year is required to disclose failures to report shares beneficially owned or changes in such beneficial ownership, and failures to timely file required reports, during the previous fiscal year. During 2000, and as a result of administrative oversight, reports by Bancorp's executive officers, Arthur H. Keeney III, J. Dorson White, Jr., Gary M. Adams and William F. Plyler II, relating to their receipt of restricted stock awards were filed after their due dates.

                       PROPOSAL 1: ELECTION OF DIRECTORS

   Bancorp's Bylaws provide that its Board of Directors will consist of not less than nine nor more than 15 members and authorize the Board of Directors to set and change the actual number of Bancorp's directors from time to time within those limits. The Board of Directors is divided into three classes and directors are elected to staggered three-year terms. Each year, the terms of the directors in one class expire and directors in that class are elected for new three-year terms.

   Nominees. The number of members of the Board of Directors currently is set at ten. The terms of the following three current directors expire at the Annual Meeting and each of them has been nominated by the Board of Directors for reelection to a new three-year term.

                                Position(s)
                               with Bancorp      First                 Principal occupation
Name                     Age   and the Bank    elected(1)            and business experience
----                     --- ----------------- ---------- ----------------------------------------------
Arthur H. Keeney III.... 57  President, Chief     1995    Executive officer of Bancorp and the Bank
                             Executive Officer
                             and Director

Joseph T. Lamb, Jr. .... 67  Director             1981    President, Joe Lamb, Jr. & Associates, Inc.
                                                          (real estate sales and rentals), Nags Head, NC

Ray M. Spencer.......... 78  Director             1974    Retired farmer, Swan Quarter, NC

--------
(1) Each person first became a director of Bancorp during 1998 in connection with Bancorp's organization as the Bank's holding company and previously had served as a director of the Bank. "First elected" refers to the year in which each individual first took office as a director of the Bank.

   The Board of Directors recommends that shareholders vote "FOR" each of the three nominees for director named above. The three nominees receiving the highest numbers of votes will be elected.

   Incumbent Directors. The following table contains information about the remaining seven current directors of Bancorp whose terms extend beyond the date of the Annual Meeting.

                                               First
                                             elected/
                               Position(s)    current
                              with Bancorp     term               Principal occupation
 Name                     Age and the Bank  expires(1)           and business experience
 ----                     --- ------------- ----------- ----------------------------------------
 George T. Davis, Jr. ... 46  Vice Chairman 1979 / 2003 Attorney; sole proprietor, Davis & Davis
                                                        (law firm), Swan Quarter, NC
 Gregory C. Gibbs........ 40  Director      1994 / 2003 Financial Planner, Piedmont Carolinas
                                                        Group, LLC, Durham, NC (since 1999);
                                                        previously, student, NC State
                                                        University, Raleigh, NC (1996-1999)
 John F. Hughes, Jr. .... 55  Director      1996 / 2003 Retired regional manager, North Carolina
                                                        Power, Inc. (utility company), Manteo,
                                                        NC
 J. Bryant Kittrell III.. 49  Director      1990 / 2002 President, Kittrell & Associates, Inc.
                                                        (real estate development and sales),
                                                        Greenville, NC
 B. Martelle Marshall.... 50  Director      1993 / 2002 Co-owner and co-manager, Martelle's
                                                        Restaurant, Engelhard, NC (since 1997);
                                                        previously conducted farming operations
 Robert L. Mitchell...... 84  Director      1981 / 2003 Retired Magistrate (since 1995); Owner
                                                        of Mitchell's Barber Shop, Columbia, NC
 R. S. Spencer, Jr. ..... 60  Chairman      1963 / 2002 President, R. S. Spencer, Inc. (retail
                                                        merchant), Engelhard, NC

--------
(1) Each person first became a director of Bancorp during 1998 in connection with Bancorp's organization as the Bank's holding company and previously had served as a director of the Bank. "First elected" refers to the year in which each individual first took office as a director of the Bank.

Meetings and Committees of the Board of Directors

   The Boards of Directors of Bancorp and the Bank are the same. During 2000, the Board of Directors met twelve times, and each director attended 75% or more of the aggregate number of meetings of the Board of Directors and of the committees on which he served.

   Bancorp's and the Bank's Boards of Directors have several joint committees, including an Executive Committee, an Audit Committee, and a Compensation/Incentive Committee.

   The Executive Committee may act, between meetings of the Boards of Directors, with all the authority of the full Boards, and also acts as a nominating committee for Bancorp by making recommendations to the Board of Directors regarding nominees for election as directors. Bancorp's Board of Directors makes all final determinations regarding the selection of nominees. The current members of the Committee are: Arthur H. Keeney III--Chairman, George T. Davis, Jr., J. Bryant Kittrell III, and R. S. Spencer, Jr. The Committee met once during 2000 in its capacity as a nominating committee. In making its recommendations to the Board of Directors, the Committee will consider candidates recommended by shareholders. Any such recommendation should be made in writing and include a statement of the candidate's qualifications to serve as a director.

   The Compensation/Incentive Committee administers Bancorp's Omnibus Stock Ownership and Long Term Incentive Plan and Annual Short Term Incentive Program. It also approves the amounts of compensation paid to Bancorp's Chief Executive Officer. The current members of the Committee are George T. Davis, Jr.-- Chairman, J. Bryant Kittrell III, and R. S. Spencer, Jr. The Committee met once during 2000.

   The Audit Committee reviews the work of the Bank's internal auditor and the scope of the internal audit program. The Committee and the Board of Directors engage independent public accountants to conduct an annual audit of Bancorp's financial statements, and the Committee reviews reports from the accounting firm and reports of examinations of Bancorp and the Bank by their regulators. The current members of the Audit Committee are J. Bryant Kittrell III--Chairman, Gregory C. Gibbs, John F. Hughes, Jr., B. Martelle Marshall, and R. S. Spencer, Jr. Except as described below, each member of the Audit Committee is "independent" as that term is defined by the listing standards of The Nasdaq Stock Market. A copy of the Charter of the Audit Committee as adopted by Bancorp's Board of Directors is included as Appendix A to this Proxy Statement. During 2000, the Audit Committee met six times.

   During 2000, the Bank contracted to purchase three parcels of land from R.
S. Spencer, Jr., for a total price of $292,500. The purchase was completed during January 2001. One parcel is located adjacent to the Bank's Main Branch and will be used by the Bank for an additional corporate office building which is needed as a result of the Bank's growth. The other two parcels, located across the street, will be converted into an employee training center. Both projects currently are in the design phase and are viewed by the Board of Directors as critically needed expansions of the Bank's facilities. Prior to execution of the agreement, the transaction was discussed with the Bank's regulators, and the transaction and purchase price were approved by Bancorp's Board of Directors after having received two independent appraisals of the property prepared by disinterested third-party appraisers. As a result of the transaction, Mr. Spencer may not qualify as an "independent" director for the current year under the definition of that term contained in guidelines of The Nasdaq Stock Market. However, Mr. Spencer's continued service on the Audit Committee is permitted by Nasdaq's rules, and the Board of Directors believes that his sale of property to the Bank does not affect his ability to exercise independent judgment as a director or Committee member.

Audit Committee Report

   The Audit Committee has (i) reviewed Bancorp's audited consolidated financial statements for 2000 and discussed them with management, (ii) discussed with Bancorp's independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, (iii) received written disclosures and a letter from Bancorp's independent accountants required by Independence Standards Board Standard No. 1, and (iv) discussed the independence of Bancorp's accountants with the accountants. Based on the above review and discussions, the Committee recommended to Bancorp's Board of Directors that it approve inclusion of Bancorp's audited consolidated financial statements in Bancorp's 2000 Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission.

                              The Audit Committee:

    J. Bryant Kittrell III       Gregory C. Gibbs       John F. Hughes, Jr.
                 B. Martelle Marshall       R. S. Spencer, Jr.

Director Compensation

   During 2000, the Bank paid each of its directors a fee of $550 for each Board meeting attended, and members of committees of the Bank's Board of Directors received a fee of $450 for attendance at each meeting of the Executive Committee and $300 for attendance at each meeting of other committees. In addition, the Bank paid a retainer of $6,600 to the Chairman and $3,000 to each other director. For 2001, the attendance fees have been increased to $600, $550 and $350, respectively, and the annual retainers have been increased to $8,200 for the Chairman and $4,000 for each other director. Directors are reimbursed for travel expenses incurred in attending Board and committee meetings. Directors do not receive any additional compensation for their service as members of Bancorp's Board of Directors. As an officer and employee, Mr. Keeney does not receive any fees for his service as a director of the Bank or Bancorp.

Executive Officers

   Bancorp's executive officers are listed below.

   Arthur H. Keeney III, age 57, serves as President and Chief Executive Officer of Bancorp and the Bank and has been employed by the Bank since 1995.

   J. Dorson White, Jr., age 50, serves as Executive Vice President and Branch Administrator of the Bank. He has been employed by the Bank since 1989.

   Gary M. Adams, age 47, serves as Senior Vice President and Chief Financial Officer of Bancorp and the Bank. He has been employed by the Bank since 1981.

   William F. Plyler II, age 57, serves as Senior Vice President and Chief Credit Officer of the Bank and has been employed by the Bank since 1995.

Executive Compensation

   Cash Compensation. The following table shows, for the years indicated, the cash and certain other compensation paid to or received or deferred by Bancorp's and the Bank's Chief Executive Officer. Bancorp's executive officers are compensated by the Bank for their services as officers of the Bank, and they receive no salaries or other cash compensation for their services as officers of Bancorp.

                           SUMMARY COMPENSATION TABLE

                               Annual compensation (1)  Long term compensation
                               ------------------------ -------------------------
                                                        Restricted    Securities
                                                           stock      underlying     All other
        Name and                  Salary                  awards        options     compensation
   principal position     Year    ($)(2)     Bonus ($)    ($)(3)        (#)(4)         ($)(5)
------------------------  ---- ------------ ----------- -----------   -----------   ------------
Arthur H. Keeney III (6)  2000   140,000       26,219       -0-          4,200         15,544
 President and            1999   130,000       21,450     16,822          -0-          16,673
 Chief Executive Officer  1998   112,001       28,000       -0-          4,422         15,558

--------
(1) In addition to compensation paid in cash, Bancorp's and the Bank's executive officers receive certain personal benefits. The value of non-cash benefits received each year by Mr. Keeney did not exceed 10% of his cash compensation.

(2) Includes amounts of salary deferred at Mr. Keeney's election pursuant to the Bank's Section 401(k) plan.

(3) Reflects the value at the date of grant of 1,500 restricted shares of Common Stock awarded to Mr. Keeney during 1999 pursuant to Bancorp's Omnibus Stock Ownership and Long Term Incentive Plan (the "Omnibus Plan"). The value of those shares as of December 31, 2000, was $18,750. Following the date of grant, the award becomes vested with respect to 25% of the shares at the end of three years and with respect to an additional 35% and 40% of the shares at the end of the fourth and fifth years, respectively. Cash dividends are paid on the shares during the vesting period at the same rate at which they are paid on other outstanding shares of Bancorp's common stock.

(4) Reflects shares which are subject to stock options granted pursuant to the Omnibus Plan. (See "Stock Options" below.)

(5) The amount reported for 2000 consists of $9,149 in premiums paid by the Bank on an insurance policy used to fund a supplemental retirement plan established by the Bank for Mr. Keeney, and $6,395 in contributions made by the Bank to the Section 401(k) plan for Mr. Keeney's account.

(6) Mr. Keeney serves as President and Chief Executive Officer of the Bank pursuant to an employment agreement which provided for an initial term of three years. At the end of each year, the term is automatically extended for one additional year, absent notice of non-renewal from the Bank. The agreement may be terminated by the Bank for conduct constituting "cause" (as defined in the agreement). Under the agreement, Mr. Keeney is entitled to discretionary bonuses as may be determined by the Board of Directors from time to time, and he has agreed not to compete with the Bank in the areas in which it does business following the termination of his employment. If, following a "change in control" of the Bank, Mr. Keeney's employment is terminated without cause or his duties are substantially reduced relative to his position prior to such transaction, he will be entitled to receive an amount equal to 2.99 times the average of his salary, cash bonus, and incentive payments during the preceding three years.

   Stock Options. At the 1998 Annual Meeting, the Bank's shareholders approved an Omnibus Stock Ownership and Long Term Incentive Plan (the "Omnibus Plan") which, among other things, provided for the grant of options ("Stock Options") to purchase shares of the Bank's common stock. Upon consummation of the 1998 reorganization in which Bancorp became the Bank's parent holding company, Bancorp assumed the Omnibus Plan as its own and all outstanding Stock Options previously granted by the Bank under the Omnibus Plan and which remained outstanding were converted into Stock Options to purchase shares of Bancorp's Common Stock.

   The following table contains information regarding Stock Options granted under the Omnibus Plan to Bancorp's Chief Executive Officer during 2000.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                               Individual grants
-------------------------------------------------------------------------------
                                                                                   Potential
                                                                                  realizable
                                                                                   value at
                                                                                    assumed
                                                                                annual rates of
                                                                                     stock
                         No. of securities  % of total                               price
                            underlying     options/SARs                          appreciation
                           options/SARs     granted to  Exercise or             for option term
                              granted      employees in  base price  Expiration ---------------
Name                          (#)(1)       fiscal year  ($/share)(1)    date    5% ($)  10% ($)
----                     ----------------- ------------ ------------ ---------- ------- -------
Arthur H. Keeney III....       4,200           50.2%       10.00      02/16/10  $26,414 $66,937

--------
(1) The options were granted on February 16, 2000, and become exercisable as to one-third of the covered shares on February 16 of each year, beginning in 2003, and expire ten years following the date of grant.

   The following table contains information regarding all Stock Options held by Bancorp's Chief Executive Officer under the Omnibus Plan at December 31, 2000.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                              Number of securities underlying                   Value of
                                                        unexercised                     unexercised in-the-money
                           Shares                    options at FY-end                    options at FY-end (3)
                          acquired    Value   -------------------------------------     -------------------------
Name                     on exercise realized  Exercisable        Unexercisable(2)      Exercisable Unexercisable
----                     ----------- -------- --------------     ------------------     ----------- -------------
Arthur H. Keeney III....     (1)        --         -0-                 4,200                -0-        $10,500
                                                   -0-                 4,422                -0-            -0-

--------
(1) No options were exercised during 2000.

(2) Options for 4,200 shares were granted on February 16, 2000, and options for 4,422 shares were granted on January 21, 1998 (as adjusted in accordance with the terms of the Omnibus Plan to give effect to the three-for-one stock split which was effective on July 22, 1998).

(3) Reflects the amount by which the aggregate market value on December 31, 2000, of the underlying shares exceeded the aggregate exercise price of each of the options. As of December 31, 2000, the options for 4,422 shares had no value as the market value of the underlying shares did not exceed the exercise price of those options.

Transactions with Management

   The Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with certain of its current directors, nominees for director, executive officers, and their associates. All loans included in those transactions during 2000 were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time those loans were made for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

   During 2000, the Bank contracted to purchase three parcels of land from R.
S. Spencer, Jr. Further information regarding that transaction is contained under the caption "Meetings and Committees of the Board of Directors."

   George T. Davis Jr., is an attorney. He provided legal services to the Bank during 2000 and is expected to continue to provide those services during 2001.

              PROPOSAL 2: RATIFICATION OF INDEPENDENT ACCOUNTANTS

Appointment of Independent Accountants

   Bancorp's current independent accounting firm, KPMG LLP, has been reappointed by the Board of Directors to serve as Bancorp's independent accountants for 2001, and a proposal to ratify that appointment will be submitted for voting by shareholders at the Annual Meeting. Representatives of KPMG LLP are expected to attend the Annual Meeting and be available to respond to appropriate questions, and they will have the opportunity to make a statement if they desire to do so.

   The Board of Directors recommends that shareholders vote "FOR" Proposal 2. To be approved, the number of votes cast in person and by proxy at the Annual Meeting in favor of the proposal must exceed the number of votes cast against it.

Services and Fees During 2000

   As Bancorp's independent accountants for 2000, KPMG LLP provided various audit and non-audit services for which Bancorp and the Bank were billed for fees as further described below. Bancorp's Audit Committee has considered whether KPMG LLP's provision of non-audit services is compatible with maintaining its independence.

   Audit Fees. KPMG LLP audited Bancorp's annual consolidated financial statements for the year ended December 31, 2000, included in its 2000 Annual Report on Form 10-KSB, and, during 2000, it reviewed the condensed consolidated financial statements included in Bancorp's Quarterly Reports on Form 10-QSB. The aggregate amount of fees billed to Bancorp for those services was $84,000.

   Financial Information Systems Design and Implementation Fees. During 2000, KPMG LLP did not provide any services related to financial information systems design and implementation.

   All Other Fees. In addition to the services listed above, during 2000, KPMG LLP provided certain other services for which the aggregate amount of fees billed to Bancorp and the Bank was $19,275.

                       PROPOSALS FOR 2002 ANNUAL MEETING

   Any proposal of a shareholder which is intended to be presented for action at the 2002 Annual Meeting must be received by Bancorp in writing at its main office in Engelhard, North Carolina, no later than November 20, 2001, to be considered timely received for inclusion in the proxy statement and form of appointment of proxy distributed by Bancorp in connection with that meeting. In order for a proposal to be included in Bancorp's proxy materials for a particular meeting, the person submitting the proposal must own, beneficially or of record, at least 1% or $2,000 in market value of shares of Bancorp's Common Stock entitled to be voted on that proposal at the meeting and must have held those shares for a period of at least one year and continue to hold them through the date of the meeting. Also, the proposal and the shareholder submitting it must comply with certain other eligibility and procedural requirements contained in rules of the Securities and Exchange Commission.

   Written notice of a shareholder proposal intended to be presented at the 2002 Annual Meeting, but which is not intended to be included in Bancorp's proxy statement and form of appointment of proxy, must be received by Bancorp at its main office in Engelhard, North Carolina, no later than February 3, 2002, in order for that proposal to be considered timely received for purposes of the Proxies' discretionary authority to vote on other matters presented for action by shareholders at that meeting.

                             ADDITIONAL INFORMATION

   Bancorp is subject to the reporting requirements of the Securities Exchange Act of 1934 and files reports and other information, including proxy statements, annual reports and quarterly reports, with the Securities and Exchange Commission.

   A copy of Bancorp's 2000 Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission accompanies this Proxy Statement.

March 20, 2001

                                                                      APPENDIX A

                               ECB BANCORP, INC.
                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

                           I. Audit Committee Purpose

   The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee of ECB Bancorp, Inc.'s (the "Company") primary duties and responsibilities are to:

  . Monitor the integrity of the financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance, of the Company and its subsidiary, The East Carolina Bank (the "Bank").

  . Monitor the independence and performance of the Company's independent auditors and internal auditing department.

  . Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

  . Encourage adherence to, and continuous improvement of, the Company's and the Bank's policies, procedures, and practices at all levels.

  .  Review areas of potential significant financial risk to the Company.

                  II. Audit Committee Composition and Meetings

   Audit Committee shall meet applicable requirements of the National Association of Security Dealers, Inc. for the Company's common stock to remain listed on the NASDAQ SmallCap Market as well as applicable requirements of bank regulatory agencies having jurisdiction over the Company and the Bank. The Audit Committee shall be comprised of at least three and not more than six directors as determined by the Board. Each committee member shall be an independent non-executive director, free from any relationship that would interfere with the exercise of his or her independent judgement. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

   "Independent non-executive directors" are defined as:

  .  Not employed as an officer by the company in the past three years.

  . Not have an immediate family member that has been employed as an executive officer of the company in the past three years.

  . Not received more than $60,000 in compensation from the company or any of its affiliates for non-board services in the past year.

  . Not a partner in, or a controlling shareholder or an executive officer of any for profit business organization to which the corporation made, or from which the corporation received, payments (other than those arising solely from investments in the corporation's securities) that exceed 5% of the corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.

  . Not a director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

  "Basic understanding of finance and accounting" and "financial expertise" are defined as:

  . All members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement.

  . At least one member will have past employment experience in finance or accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

   Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. The members of the Audit Committee shall designate a Chair by majority vote of the Committee membership.

   The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee shall meet privately in executive session at least annually with management, the director of the internal auditing department, and the independent auditors, to discuss any matters that the Committee or each of these groups believes should be discussed. At the Committee's pleasure they may ask members of management or others to attend meetings and provide pertinent information as necessary. In addition, the Committee shall direct the independent auditors to communicate directly with them, or to the Chair, at any time there are significant findings or issues regarding accounting principles, practices, and judgements during the auditors' quarterly limited review procedures.

                III. Audit Committee Responsibilities and Duties

Review Procedures

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgements.

3. In consultation with management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

4. Quarterly financial results will be discussed by financial management with the Committee and the other Board members prior to the filing of the company's quarterly financial statements. If the independent auditors have notified the Committee or Chair of significant findings or issues regarding accounting principles, practices, and judgements during the quarterly limited review the Committee shall review with financial management and the independent auditors the company's quarterly financial results prior to filing the quarterly financial statements.

Independent Auditors

5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the performance of the auditors, review the fees or other significant compensation to be paid to the independent auditors, and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6. On an annual basis, prior to the filing of the company's proxy statement, the Committee shall ensure receipt from the Company's independent auditors of written disclosure delineating relationships between the auditors and the Company that may impact the auditors' independence or objectivity, and discuss any such relationships with the auditors and take or recommend any action necessary to ensure the auditors' independence.

7. Review the independent auditors' audit plan. This review will include a discussion of scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

8. Prior to releasing year-end earnings, a representative of the Committee will make inquiry of the independent auditors and the independent auditors will contact the Committee representative to determine whether there are significant findings or issues regarding accounting principles, practices, and judgements that need to be reported to the Committee and, if so, discuss those matters with the auditors before earnings are released. Prior to the filing of the Company's Form 10-KSB, discuss with the independent auditors those matters required to be communicated to the Committee in accordance with AICPA SAS 61. The items to be communicated include:

  .  The auditor's responsibility under Generally Accepted Auditing
     Standards.

  .  Significant accounting policies.

  .  Management judgements and accounting estimates.

  .  Significant audit adjustments.

  .  Other information in documents containing audited financial statements.

  . Disagreements with management--including accounting principles, scope of audit, disclosures.

  .  Consultations with other accountants by management.

  .  Major issues discussed with management prior to retention.

  .  Difficulties encountered in performing the audit.

  . Review of the year end results including the financial statements (Annual Report).

  .  SAS 61 findings.

9. Consider the independent auditors' judgements about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Internal Audit Department and Legal Compliance

10. Review the plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed. The internal audit department shall be responsible to the Chief Executive Officer, but have direct reporting responsibility to the Board of Directors through the Committee.

11. Review and approve the appointment, performance, and replacement of the Senior Internal Audit Executive.

12. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

13. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

14. Review all reports concerning any significant fraud or regulatory noncompliance that occurs at the Company. This review should include consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future.

Other Audit Committee Responsibilities

15. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

16. Review annual financial statements with management and, if appropriate, recommend financial statements be included in Form 10-KSB.

17. Perform any other activities consistent with this Charter, the Company's by-laws, State and Federal banking regulations applicable to the Company or the Bank, and any other governing law, as the Committee or the Board deems necessary or appropriate.

18. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

ECB BANCORP, INC.
Post Office Box 337
Engelhard, NC 27824
                             APPOINTMENT OF PROXY
                      SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Arthur H. Keeney, III, J. Dorson White, Jr., and Gary M. Adams (the "Proxies"), and any substitute appointed by them, as the undersigned's attorneys and proxies, and authorizes each of them, jointly and severally, to represent and vote as directed below all shares of the common stock of ECB Bancorp, Inc. ("Bancorp") held of record by the undersigned on March 8, 2001, at the Annual Meeting of Bancorp's shareholders (the "Annual Meeting") to be held at the Washington Civic Center, Washington, North Carolina, at 11:00 a.m. on Wednesday, April 18, 2001, and at any adjournments thereof. The undersigned directs that the shares represented by this appointment of proxy be voted as follows:

1. ELECTION OF DIRECTORS: Proposal to elect three directors of Bancorp for three-year terms or until their successors are duly elected and qualified.

    [ ] FOR all nominees listed below (except as indicated otherwise on the line below.

    [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

        Nominees: Arthur H. Keeney, III, Joseph T. Lamb, Jr., and Ray M. Spencer

    INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the nominee's name(s) on the line below.


    ---------------------------------------------------------------------------

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS: Proposal to ratify the appointment of KPMG LLP as Bancorp's independent accountants for 2001.

             [  ] FOR             [  ] AGAINST            [  ] ABSTAIN

3. OTHER BUSINESS: On such other matters as may properly be presented for action at the Annual Meeting, the Proxies are authorized to vote the shares represented by this appointment of proxy in accordance with their best judgment.

PLEASE DATE AND SIGN THIS APPOINTMENT OF PROXY ON THE REVERSE SIDE AND RETURN IT
--------------------------------------------------------------------------------
                     TO BANCORP IN THE ENVELOPE PROVIDED.
                     ------------------------------------

THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION, THOSE SHARES WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2. IF, AT OR BEFORE THE ANNUAL MEETING, ANY NOMINEE LISTED IN PROPOSAL 1 HAS BECOME UNABLE OR UNWILLING TO SERVE AS A DIRECTOR FOR ANY REASON, THE PROXIES ARE AUTHORIZED TO VOTE FOR A SUBSTITUTE NOMINEE NAMED BY THE BOARD OF DIRECTORS. THIS APPOINTMENT OF PROXY MAY BE REVOKED BY THE HOLDER OF THE SHARES TO WHICH IT RELATES AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY OF BANCORP A WRITTEN INSTRUMENT REVOKING IT OR A DULLY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND ANNOUNCING HIS OR HER INTENTION TO VOTE IN PERSON.


DATED: ________________________________ , 2001

_______________________________________________________
Signature

_______________________________________________________
Joint Signature (if shares are held jointly)


Instruction: Please sign above exactly as your name appears on this appointment
                               -------
of proxy. Joint owners of shares should both sign. Fiduciaries or other persons
                                        ----
signing in a representative capacity should indicate the capacity in which they are signing.

IMPORTANT: TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN YOUR APPOINTMENT OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. RETURNING A SIGNED APPOINTMENT OF PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE IT OR TO ATTEND THE MEETING AND VOTE IN PERSON.